UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2012

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7475 Lusk Boulevard, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 909-1800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 25, 2012, a judge from the U.S. District Court, Southern District of California in San Diego (Case No. 3:08-cv-01512-MMA-MDD) delivered tentative and non-binding rulings (the “Rulings”) on various post-trial motions, including Medtronic Sofamor Danek USA, Inc.’s (“Medtronic”) request for an injunction against NuVasive, Inc. (the “Company”).

The Company continues to anticipate that a final judgment regarding Medtronic’s injunction request and the remainder of the issues and motions under dispute in the post-trial motion process will be delivered by the end of the first quarter or early second quarter of 2012. A copy of the Rulings is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Tentative Rulings by the U.S. District Court, Southern District of California in Case No. 3:08-cv-01512-MMA-MDD issued on January 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: January 25, 2012	By:	/s/ JASON HANNON
Jason Hannon
Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Tentative Rulings by the U.S. District Court, Southern District of California in Case No. 3:08-cv-01512-MMA-MDD issued on January 25, 2012.